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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

      Date of Report (Date of earliest event reported): November 16, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
             (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 F-Z4 TRUST) (Exact name of registrant as specified in its charter)

       DELAWARE                    333-29015-02             13-3891329
   (State or other                (Commission            (I.R.S. Employer
   jurisdiction  of                File Number)         Identification No.)
    incorporation)

       WORLD FINANCIAL CENTER,                               10281
         NEW YORK, NEW YORK                               (Zip Code)
        (Address of principal
         executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable

ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS

          Not Applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable
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ITEM 5.   OTHER EVENTS

          99.1 Distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates on November 15, 1998.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired.

               Not applicable

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               99.1 Trustee's report in respect of the November 15, 1998
                    distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates.

ITEM 8.   CHANGE IN FISCAL YEAR

          Not Applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          Not Applicable



                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          MERRILL LYNCH DEPOSITOR, INC.

      Date: November 23, 1998             By:   /s/ Frank D. Ronan
                                          Name: Frank D. Ronan
                                          Title: President
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                                  EXHIBIT INDEX


     99.1 Trustee's report in respect of the November 15, 1998 distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates.